Exhibit 10.2

Execution Version

EIGHTH AMENDMENT

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This EIGHTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of July 2, 2019, by and among HERCULES FUNDING II LLC, a Delaware limited liability company (“Borrower”), the lenders identified on the signature page hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), and WELLS FARGO CAPITAL FINANCE, LLC, formerly known as Wells Fargo Foothill, LLC, a Delaware limited liability company, as the arranger and administrative agent for the Lenders (in such capacity, “Agent”), with reference to the following facts, which shall be construed as part of this Amendment:

RECITALS

A.         Borrower, Lenders and Agent have entered into that certain Amended and Restated Loan and Security Agreement dated as of June 29, 2015, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of December 16, 2015, that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of March 8, 2016, that certain Third Amendment to Amended and Restated Loan and Security Agreement dated as of April 7, 2016, that certain Fourth Amendment to Amended and Restated Loan and Security Agreement dated as of April 3, 2017, that certain Fifth Amendment to Amended and Restated Loan and Security Agreement dated as of July 31, 2018, that certain Sixth Amendment to Amended and Restated Loan and Security Agreement dated as of October 26, 2018, and that certain Seventh Amendment to Amended and Restated Loan and Security Agreement dated as of January 11, 2019 (as amended, supplemented, replaced, renewed or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Lenders and Agent are providing financial accommodations to or for the benefit of Borrower upon the terms and conditions contained therein.

B.         Borrower has requested that Lenders and the Agent agree to amend certain provisions of the Loan Agreement, subject to the terms and conditions set forth herein.

C.         Lenders and the Agent are willing to amend certain provisions of the Loan Agreement, subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the continued performance by Borrower of its promises and obligations under the Loan Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lenders and Agent hereby agree as follows:

SECTION 1.     Defined Terms. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Loan Agreement shall be applied herein as defined or established therein.

SECTION 2.     Amendments to Loan Agreement. As of the Eighth Amendment Effective Date, the Loan Agreement is hereby amended as follows:

(a)         The definition of “Authorized Person” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

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“‘Authorized Person’ means any of Scott Bluestein, Seth Meyer, Peter Gaunt, Melanie Grace, Julia Benavides, or any other individual then serving as the Chief Executive Officer, Chief Financial Officer, Controller, General Counsel and Secretary, or Assistant Controller of Borrower or HTGC, as applicable; provided, that for purposes of this Agreement, no individual who is an Authorized Person shall cease to be an Authorized Person, and no individual who is not then an Authorized Person shall become an Authorized Person, unless and until Agent has received written notice of such change from Borrower or HTGC, as applicable, and in the case of an individual becoming an Authorized Person such individual has been approved by Agent in its Permitted Discretion.”

(b)         Clause (b) of the definition of “Eligible Split-Funded Note Receivable” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

“(b)     HTGC or the Special Servicer does not serve as the sole “servicer” for such Split-Funded Note Receivable;”

(c)         Clause (c) of the definition of “Eligible Split-Funded Note Receivable” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

“(c)     the applicable Split-Funded Note Receivable Documents do not prohibit, restrict, or condition the replacement of (i) HTGC, as servicer thereof other than (A) by requiring the prior, written consent, or the prior, written direction, of Agent, or (B) pursuant to the applicable Intercreditor Agreement, or (ii) HTGC or Borrower as administrative agent and collateral agent thereunder, in each case, other than (A) by requiring the prior, written consent, or the prior, written direction, of Agent and/or the applicable Account Debtor, or (B) pursuant to the applicable Intercreditor Agreement;”

(d)         Clause (d) of the definition of “Eligible Split-Funded Note Receivable” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

“(d)     the Account Debtor with respect to such Split-Funded Note Receivable is not contractually obligated thereunder to remit all Collections with respect to such Split-Funded Note Receivable, to a Cash Management Account in accordance with Section 2.6 of this Agreement;”

(e)         Clause (f) of the definition of “Eligible Split-Funded Note Receivable” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

“(f)     any portion of such Split-Funded Note Receivable has been sold to any Person other than (i) Hercules Funding IV, (ii) an Affiliate of Borrower approved by Agent in its Permitted Discretion, or (iii) a securitization vehicle of HTGC;”

(f)         Clause (k) of the definition of “Eligible Split-Funded Note Receivable” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

“(k)     Borrower’s commitment under such Split-Funded Note Receivable is at any time greater than or less than any other syndicate member’s or co-lender’s commitment under such Split-Funded Note Receivable, unless otherwise approved by Agent in its sole discretion; or”

(g)         The definition of “Intercreditor Agreement” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

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“‘Intercreditor Agreement’ means any intercreditor agreement or similar agreement between or among, as the case may be, Agent, Borrower, HTGC, and any lender or agent acting for a group of lenders to HTGC or a Subsidiary thereof, providing for the relative rights and priorities on account of any Split-Funded Note Receivable and any collections or other collateral in respect thereof, in form and substance reasonably satisfactory to Agent, and “Intercreditor Agreements” means all of them, collectively.”

(h)         The definition of “Split-Funded Note Receivable” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

“‘Split-Funded Note Receivable’ means any Note Receivable originated by HTGC and with respect to which Borrower and one of (i) Hercules Funding IV, (ii) an Affiliate of Borrower approved by Agent in its Permitted Discretion, or (iii) a securitization vehicle of HTGC, in any case, owns a percentage of the aggregate commitment thereunder, in each case, to the extent such Note Receivable is subject to an Intercreditor Agreement.”

(i)         The definition of “Union Bank Facility” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

“‘Union Bank Facility’ means the credit facility evidenced by that certain Loan and Security Agreement, dated as of February 20, 2019, by and among Hercules Funding IV, the lenders party thereto from time to time, and MUFG Union Bank, N.A., as administrative agent, as amended, modified or supplemented from time to time, as well as any Indebtedness that refinances such credit facility.”

(j)         The definition of “Eighth Amendment Effective Date” is hereby inserted into Section 1.1 of the Loan Agreement in a manner that maintains alphabetical order:

“‘Eighth Amendment Effective Date’ means July 2, 2019.”

(k)         The definition of “Hercules Funding IV” is hereby inserted into Section 1.1 of the Loan Agreement in a manner that maintains alphabetical order:

“‘Hercules Funding IV’ means Hercules Funding IV LLC, a Delaware limited liability company, or any successor thereto.”

(l)         The definition of “Special Servicer” is hereby inserted into Section 1.1 of the Loan Agreement in a manner that maintains alphabetical order:

“‘Special Servicer’ means (a) U.S. Bank, National Association, and its successors and assigns permitted pursuant to and in accordance with the applicable Intercreditor Agreement, or (b) any other special servicer acceptable to Agent in its sole discretion.”

(m)         The definition of “Special Servicer Fees and Expenses” is hereby inserted into Section 1.1 of the Loan Agreement in a manner that maintains alphabetical order:

“‘Special Servicer Fees and Expenses’ has the meaning specified therefor in the Intercreditor Agreement.”

(n)         The definition of “Hercules Funding III” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and not replaced.

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(o)         Section 2.3(b)(i)(B) of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

“(B)     second, to pay the Servicing Fee of Servicer and, with respect to a successor Servicer or the Special Servicer, as applicable, expenses and other amounts due to such successor Servicer under the Sale and Servicing Agreement or Special Servicer Fees and Expenses due to the Special Servicer under the applicable Intercreditor Agreement, respectively (provided, that with respect to the initial Servicer, such Servicing Fee shall only be paid so long as no Event of Default has occurred and is continuing), until paid in full,”

(p)         Clause (b) contained within Section 4.3 of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

“(b) cause a replacement servicer (including, without limitation, the Special Servicer with respect to Split-Funded Notes Receivable) to take possession of, and collect, Borrower’s Accounts, or”

(q)         Section 6.3(d) of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

“(d)     (i) as soon as available, but in any event not less than thirty (30) days prior to the commencement of each fiscal year of HTGC, copies of Projections for HTGC that have been provided to the Board of Directors of HTGC for the forthcoming fiscal year, certified by the chief financial officer of HTGC, as being such officer’s good faith estimate of the financial performance of HTGC during the period covered thereby, and (ii) if requested by Agent, as soon as available, but in any event not more than ten (10) days after Agent’s request, copies of Projections for Borrower that have been provided to the Board of Directors of Borrower for the forthcoming fiscal year, certified by the chief financial officer of Borrower, as being such officer’s good faith estimate of the financial performance of Borrower during the period covered thereby,”

(r)         Section 8.9 of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

“8.9     If there is (a) a default by Borrower, HTGC, or any of their respective Subsidiaries as borrowers or obligors under any Subordinated Debt or any agreement for borrowed money (i) in an aggregate principal amount in excess of $250,000, in the case of such a default by Borrower or any of its Subsidiaries, (ii) by Hercules Funding IV (or any successor borrower or obligor under the Union Bank Facility) under the Union Bank Facility, or (iii) in an aggregate principal amount in excess of $1,000,000, in the case of such a default by HTGC or any of its Subsidiaries other than Borrower or Hercules Funding IV (or any successor borrower or obligor under the Union Bank Facility), and (b) such default (i) occurs at the final maturity of the obligations thereunder, or (ii) results in a right by the other party thereto, irrespective of whether exercised, to accelerate the maturity of the obligations thereunder of Borrower or any of its Subsidiaries, Hercules Funding IV (or any successor borrower or obligor under the Union Bank Facility), or HTGC or any of its Subsidiaries other than Borrower or Hercules Funding IV (or any successor borrower or obligor under the Union Bank Facility), to terminate such agreement, or to refuse to renew such agreement in accordance with any automatic renewal right therein;”

(s)         Section 8.14 of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

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“8.14     If any of the individuals serving as of the Eighth Amendment Effective Date (or serving thereafter as a replacement acceptable to Agent in accordance with this Section 8.14) as the Chief Executive Officer or Chief Financial Officer, respectively, of either Borrower or HTGC, shall cease to be actively involved in the business of Borrower or HTGC (as applicable) in such capacity and such individual has not been replaced within 90 days by an individual acceptable to Agent in Agent’s Permitted Discretion.”

(t)         Section 8.15 of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

“8.15     (i) Either Servicer or Borrower fails to comply, in any material respect, with its obligations under the Sale and Servicing Agreement, or (ii) if applicable, Special Servicer fails to comply, in any material respect, with its obligations under the Intercreditor Agreement; or”

(u)         Section 9.1(n) of the Loan Agreement is hereby deleted in its entirety and replaced as follows:

“(n)     Exercise any and all rights of Borrower under the Sale and Servicing Agreement or assume or assign (including, without limitation, to the Special Servicer pursuant to the Intercreditor Agreement, or otherwise) any and all rights and responsibilities to collect, manage, and service the Notes Receivables, including (i) the responsibility for the receipt, processing and accounting for all payments on account of the Notes Receivables, (ii) periodically sending demand notices and statements to the Account Debtors or makers of Notes Receivable, (iii) enforcing legal rights with respect to the Notes Receivables, including hiring attorneys to do so to the extent Agent or such assignee deems such engagement necessary, and (iv) taking all lawful actions and procedures which Agent or such assignee deems necessary to collect the Notes Receivables, and all such amounts shall be Lender Group Expenses; and”

(v)         Section 13 of the Loan Agreement is hereby amended to add a new clause (d) thereto as follows:

“(d)     NO CLAIM MAY BE MADE BY ANY LOAN PARTY AGAINST THE AGENT, THE SWING LENDER, ANY OTHER LENDER OR ISSUING BANK, OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES OR LOSSES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH LOAN PARTY HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.”

(w)         Each of Revised Schedule 5.6(a) and Revised Schedule 5.6(c) to the Loan Agreement is hereby deleted in its entirety and replaced with Second Revised Schedule 5.6(a) and Second Revised Schedule 5.6(c), respectively, each in the form attached hereto.

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SECTION 3. Waiver of Event of Default.

(a)     Prior to the Eighth Amendment Effective Date, Section 6.3(d) of the Loan Agreement required that Borrower deliver to Agent, with copies to each Lender, as soon as available, but in any event not less than thirty (30) days prior to the commencement of each fiscal year of Borrower and HTGC, copies of Projections for Borrower and HTGC that have been provided to the Board of Directors of Borrower or HTGC for the forthcoming fiscal year, certified by the chief financial officer of Borrower and the chief financial officer of HTGC, as applicable, as being such officer’s good faith estimate of the financial performance of Borrower and HTGC during the period covered thereby. Any failure by Borrower to perform, keep, or observe any covenant or other agreement or provision contained in Section 6.3(d) of the Loan Agreement, absent waiver thereof, constitutes an Event of Default in accordance with Section 8.2 thereof.

(b)     Borrower has advised the Agent that Borrower failed to comply with Section 6.3(d) of the Loan Agreement for the fiscal year 2019, resulting in the occurrence and continuation of an Event of Default under Section 8.2 of the Loan Agreement (the “Specified Event of Default”). The Borrower has requested, notwithstanding the terms and conditions of Section 6.3(d) of the Loan Agreement, that Agent and the Lenders waive the Specified Event of Default and any Resulting Defaults. As used herein, “Resulting Default” shall mean: (1) any Default or Event of Default resulting from any representation, warranty, certification or statement of fact made or deemed made by or on behalf of Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith having been incorrect or misleading in any material respect when made or deemed made, in each case to the resulting solely from the Specified Default or any Resulting Default; (2) any Default or Event of Default, to the extent resulting from the Loan Parties’ failure to timely notify the Administrative Agent in writing of the occurrence of the Specified Default or any Resulting Default; (3) any Default or Event of Default, to the extent resulting from any Loan Party having taken any action that would have otherwise been permitted under the Loan Documents but was prohibited solely as a result of the occurrence and/or continuation of the Specified Default or any Resulting Default; and (4) ay Default or Event of Default, to the extent resulting from any Loan Party having failed to take any action that would not have otherwise been required to have been taken pursuant to the Loan Documents but was required solely as a result of the occurrence and/or continuation of the Specified Default or any Resulting Default.

(c)     Agent, on behalf of the Lenders, hereby waives the Specified Event of Default and any Resulting Default, in each case, subject to the following terms and conditions: the waiver agreed to herein (i) is strictly limited to Section 6.3(d) of the Loan Agreement, and except as expressly set forth herein, all the other terms, provisions and conditions of the Loan Agreement shall remain in full force and effect; (ii) shall not extend nor be deemed to extend to any other Default or Event of Default that may now exist or hereafter arise under the Loan Agreement or any of the other Loan Documents, whether similar or dissimilar to the matters consented to herein, (iii) shall not impair, restrict or limit any right or remedy of the Agent or any Lender with respect to any Default or Event of Default that may now exist or hereafter arise under the Loan Agreement or any of the other Loan Documents, and (iv) shall not constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of Agent or any Lender under the Loan Agreement or any of the other Loan Documents.

SECTION 4.     Removal of Authorized Person; Designation of New Authorized Person; Replacement of Chief Executive Officer.

(a)        Borrower hereby notifies Agent that (i) Manuel Henriquez is no longer an Authorized Person of Borrower or HTGC for purposes of the Loan Agreement or any of the other Loan Documents, and (ii) Scott Bluestein is hereby designated as an Authorized Person of Borrower and HTGC for purposes of the Loan Agreement and the other Loan Documents.

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(b)        Agent hereby acknowledges and agrees that (i) Scott Bluestein is hereby approved by Agent as an Authorized Person of Borrower and HTGC for purposes of the Loan Agreement and the other Loan Documents, and (ii) the replacement of Manuel Henriquez as the Chief Executive Officer of both Borrower and HTGC, by Scott Bluestein, shall, in each case, be deemed a replacement of such office by an individual acceptable to Agent in accordance with Section 8.14 of the Loan Agreement.

SECTION 5.     Conditions Precedent. Notwithstanding any other provision of this Amendment, this Amendment shall be of no force or effect, and Lenders and Agent shall not have any obligations hereunder, unless and until each of the following conditions have been satisfied:

(a)        Each of Borrower, the Lenders, and Agent shall have executed and delivered to the Agent this Amendment and such other documents as the Agent may reasonably request;

(b)        Agent shall have received a certificate from an Authorized Person of each of Borrower and HTGC (i) attesting to (A) the incumbency and signatures of certain specified Authorized Persons, and (B) the resolutions of such Person’s Board of Directors authorizing its execution, delivery, and performance of this Amendment and the other Loan Documents to which such Person is a party, (ii) authorizing specific Authorized Persons to execute the same on its behalf, and (iii) evidencing the formation, existence, and good standing of such Person from the Secretary of State of its jurisdiction of organization or formation, as applicable;

(c)        Agent shall have completed a reference check (including personal credit reports, tax lien and litigation histories) with respect to Scott Bluestein, the results of which are satisfactory to Agent in its sole discretion; and

(d)         All legal matters incident to the transactions contemplated hereby shall be reasonably satisfactory to counsel for the Agent.

SECTION 6.     Representations and Warranties Regarding Loan Agreement. Borrower hereby represents and warrants to the Lenders and Agent and agrees that:

(a)        the representations and warranties contained in the Loan Agreement (as amended hereby) and the other outstanding Loan Documents are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof, except (i) to the extent specifically made with regard to a particular date, and (ii) for such changes as are a result of any act or omission specifically permitted under the Loan Agreement (or under any Loan Document), or as otherwise specifically permitted by the Lender Group;

(b)        on the Eighth Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing;

(c)        the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of, and duly executed and delivered by Borrower, and this Amendment is a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and

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(d)        the execution, delivery and performance of this Amendment do not conflict with or result in a breach by Borrower of any term of any material contract, loan agreement, indenture or other agreement or instrument to which Borrower is a party or is subject.

SECTION 7.     Execution in Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

SECTION 8.     Costs and Expenses. Borrower hereby affirms its obligation under the Loan Agreement to reimburse the Agent for all Lender Group Expenses paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the attorneys’ fees and expenses of attorneys for the Agent with respect thereto.

SECTION 9.     GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUCTED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

SECTION 10.     Effect of Amendment; Reaffirmation of Loan Documents.

(a)        The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Agent, and Lenders agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

(b)        Borrower confirms that all of its obligations under the Loan Documents (as amended by this Amendment) are in full force and effect and are performable in accordance with their respective terms without setoff, defense, counter-claim or claims in recoupment. Borrower further confirms that the term “Obligations”, as used in the Loan Agreement, shall include all Obligations of Borrower under the Loan Agreement (as amended by this Amendment), and each other Loan Document.

(c)        Execution of this Amendment by the Lenders and Agent (i) shall not constitute a waiver of any Default or Event of Default that may currently exist or hereafter arise under the Loan Agreement, (ii) shall not impair, restrict or limit any right or remedy of the Lenders or Agent with respect to any Default or Event of Default that may now exist or hereafter arise under the Loan Agreement or any of the other Loan Documents, and (iii) shall not constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Lenders and Agent under the Loan Agreement or any of the other Loan Documents.

SECTION 11. Headings. Section headings in this Amendment are included herein for convenience of any reference only and shall not constitute a part of this Amendment for any other purposes.

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SECTION 12. Release. BORROWER HEREBY ACKNOWLEDGES THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF BORROWER’S LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDERS, AGENT, OR THEIR RESPECTIVE AFFILIATES, PARTICIPANTS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, EMPLOYEES OR ATTORNEYS. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDERS, AGENT, THEIR RESPECTIVE AFFILIATES AND PARTICIPANTS, AND THEIR PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDERS, AGENT, OR THEIR RESPECTIVE PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, IN EACH CASE SOLELY TO THE EXTENT ARISING FROM THE LIABILITIES, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT. BORROWER HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST LENDERS, AGENT, THEIR RESPECTIVE AFFILIATES AND PARTICIPANTS, OR THEIR RESPECTIVE SUCCESSORS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, EMPLOYEES, AND PERSONAL AND LEGAL REPRESENTATIVES ARISING ON OR BEFORE THE DATE HEREOF OUT OF OR RELATED TO LENDERS’ OR AGENT’S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS IN ADMINISTERING, ENFORCING, MONITORING, COLLECTING OR ATTEMPTING TO COLLECT THE OBLIGATIONS OF BORROWER TO LENDERS AND AGENT, WHICH OBLIGATIONS ARE EVIDENCED BY THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS.

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IN WITNESS WHEREOF, the parties hereto have executed this Eighth Amendment to Amended and Restated Loan and Security Agreement as of the day and year first above written.

BORROWER:

HERCULES FUNDING II LLC, a Delaware limited liability company, as Borrower

By:	/s/ Melanie Grace
Name:	Melanie Grace
Title:	General Counsel and Secretary

Signature Page to Eighth Amendment to Amended and Restated Loan and Security Agreement

AGENT AND SOLE LENDER:

WELLS FARGO CAPITAL FINANCE, LLC, formerly known as Wells Fargo Foothill, LLC, a Delaware limited liability company, as Agent and a Lender

By:	/s/ Anna Torres
Name:	Anna Torres
Title:	Assistant Vice President

Signature Page to Eighth Amendment to Amended and Restated Loan and Security Agreement

Second Revised Schedule 5.6(a)

Jurisdictions of Organization

Jurisdiction of Formation
HTGC	Maryland
Borrower	Delaware

Subsidiaries of HTGC:
Hercules Technology II, L.P.	Delaware
Hercules Technology III, L.P.	Delaware
Hercules Capital IV, L.P.	Delaware
Hercules Technology SBIC Management, LLC	Delaware
Hercules Funding II LLC	Delaware
Hercules Funding III, LLC	Delaware
Hercules Funding IV LLC	Delaware

Hercules Capital Funding 2014-1 LLC	Delaware
Hercules Capital Funding Trust 2014-1	Delaware
Hercules Capital Funding 2018-1 LLC	Delaware
Hercules Capital Funding Trust 2018-1	Delaware
Hercules Capital Funding 2019-1 LLC	Delaware
Hercules Capital Funding Trust 2019-1	Delaware

Hercules Technology Management Co. II, Inc.	Delaware

Bearcub Acquisitions LLC	Delaware
HercGBC LLC	Delaware
Gibraltar Acquisition LLC	Delaware
Gibraltar Business Capital LLC	Delaware
Achilles Technology Management Co., Inc.	Delaware
Achilles Technology Management Co I, Inc.	Delaware
Achilles Technology Management Co II, Inc.	Delaware

Subsidiaries of Borrower:
None

Second Revised Schedule 5.6(c)

Organizational ID Numbers

	Organizational Identification Number	Federal Employer Identification Number
HTGC	D07705197	74-3113410
Borrower	4582401	26-3212368

Subsidiaries of HTGC:
Hercules Technology II, L.P.	3916747	11-3749573
Hercules Technology III, L.P.	4728789	27-0924518
Hercules Capital IV, L.P.	4917870	27-4334020
Hercules Technology SBIC Management, LLC	3728003	11-3749567
Hercules Funding II LLC	4582401	26-3212368
Hercules Funding III, LLC	6000713	81-1987493
Hercules Funding IV LLC	7273526	83-3516856

Hercules Capital Funding 2014-1 LLC	5608455	47-2024857
Hercules Capital Funding Trust 2014-1	5614039	47-6539095
Hercules Capital Funding 2018-1 LLC	6915451	83-0998315
Hercules Capital Funding Trust 2018-1	6926479	83-6241522
Hercules Capital Funding 2019- LLC	7197108	83-2961386
Hercules Capital Funding Trust 2019-1	7203857	83-6603626

Hercules Technology Management Co. II, Inc.	4531711	20-2386260

Bearcub Acquisitions LLC	6540398	82-2757701
HercGBC LLC	6748523	82-4413662
Gibraltar Acquisition LLC	6703174	82-4356821
Gibraltar Business Capital LLC	4794718	27-2020825
Achilles Technology Management Co., Inc.	5886931	47-5649277
Achilles Technology Management Co I, Inc.	6061600	81-2844298
Achilles Technology Management Co II, Inc.	6061614	81-2856783

Subsidiaries of Borrower:
None